SECURITIES AND EXCHANGE COMMISSION

                   Washington, D. C. 20549



                          FORM 8-K

                       CURRENT REPORT


           Pursuant to Section 13 or 15(d) of the
               Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported):
                      January 23, 1997


                    BELLSOUTH CORPORATION
   (Exact name of registrant as specified in its charter)


      Georgia                 1-8607        58-1533433
    (State or other         (Commission     (IRS Employer
    jurisdiction of         File Number)    Identification
     incorporation)                                No.)


  1155 Peachtree Street, N. E., Atlanta, Georgia 30309-3610
  (Address of principal executive offices)       (Zip Code)


     Registrant's telephone number, including area code
                       (404) 249-2000
Item 5.  Other Events

Fourth quarter earnings per share (EPS) were 64 cents in 1996, an increase of 12.3 percent compared with 57 cents in the same quarter a year earlier, before special charges totaling 73 cents. Including the special charges, in the fourth quarter of 1995 BellSouth reported a loss of 16 cents per share.

In 1996, the company added 1,002,000 lines, a 4.7 percent annual growth rate, and ended the year with 22,135,000 domestic access lines. Business access lines grew 8.1 percent.

New retail distribution channels and marketing promotions of phone lines for Internet access, work-at-home, fax machines and children's numbers spurred fourth quarter sales of 82,000 additional residential lines.

Sales of BellSouth's calling features and convenience services, such as Caller ID, Call Waiting and MemoryCall(r) service voice messaging, continued to grow rapidly. With more than 29 million features currently activated, revenues from these services surpassed $1 billion for the first time in 1996.

BellSouth's domestic and international wireless services grew by a combined 3,700 new customers every day during 1996. The company's U.S. cellular operations ended 1996 with 3,612,000 customers, growing by 279,000 in the fourth quarter and 765,000 for the year. In BellSouth's 11 international cellular markets, customers increased to 1,244,000 at December 31.

BellSouth's fourth quarter revenues of $5.1 billion increased 6.0 percent compared with the same quarter of 1995. Net income in the quarter was $633 million, compared with a reported loss of $161 million in the fourth quarter a year earlier (after special charges totaling $725 million).

In BellSouth's telephone operations, cash operating expenses were up 0.7 percent in the fourth quarter of 1996. BellSouth's total operating expenses increased 5.6 percent, excluding the special charge in the fourth quarter of 1995 related to work force reductions. When the paging operations sold by BellSouth in 1996 are excluded from 1995 results, quarterly revenues increased 8.1 percent, and total operating expenses increased 7.7 percent.

BellSouth's annual revenues of $19.0 billion were up 6.5 percent compared with 1995. Excluding a first quarter gain of 35 cents per share on the paging sale, EPS in 1996 was $2.53, an increase of 12.9 percent compared with $2.24 in 1995, before special charges totaling $3.48 per share. Including the gain in 1996, EPS was $2.88, compared to 1995's reported loss of $1.24 per share after the special charges. Net income in 1996 was $2.9 billion, including the paging gain of $344 million. This compared with a reported loss of $1.2 billion in 1995 (after special charges totaling $3.5 billion).

BellSouth believes that normalized earnings growth could be in the low double digits through 1997. This forward-looking statement is based on a number of assumptions including, but not limited to: (1) economic growth and demand for wireline and wireless communications services continues in BellSouth's service territories; (2) BellSouth Telecommunications, Inc. is successful in furthering its cost reduction efforts; (3) the effect of access reform initiatives now being considered by the FCC is reasonably revenue neutral and (4) local service competition does not have a significant adverse impact on revenues in 1997. Any developments significantly deviating from these assumptions could cause actual results to differ materially from those in the above forward-looking statement.

PRELIMINARY
January 23, 1997
                    BELLSOUTH CORPORATION
              CONSOLIDATED STATEMENTS OF INCOME
           (In Millions, Except Per Share Amounts)

                                 For the Three
                                 Months Ended     For the Year Ended
                                 December 31,        December 31,
                                1996      1995      1996       1995
                            (unaudited)(unaudited)(unaudited)
    Operating Revenues:
    Network and related
      services
    Local service             $ 2,070   $ 1,875   $ 8,082    $ 7,294
    Interstate access             881       869     3,553      3,275
    Intrastate access             185       201       812        884
    Toll                          194       242       794      1,009
    Wireless communications       760       704     2,799      2,592
    Directory advertising
      and publishing              642       569     1,742      1,677
    Other services                318       305     1,258      1,155
    Total Operating Revenues    5,050     4,765    19,040     17,886
    Operating Expenses:
    Cost of services and
      products                  1,589     1,654     6,072      6,184
    Depreciation and
      amortization                959       887     3,719      3,455
    Selling, general and
      administrative            1,295     1,099     4,470      3,873
    Work force reduction
      charge                       --     1,082        --      1,082
    Total Operating Expenses    3,843     4,722    14,261     14,594
    Operating Income            1,207        43     4,779      3,292
    Interest Expense              190       192       721        724
    Gain on Sale of Paging
      Business                     --        --       442         --
    Other Income (Expense),
     net                           24       (31)      108         20
    Income (Loss) Before
     Income Taxes and
     Extraordinary Losses       1,041      (180)    4,608      2,588
    Provision for Income
     Taxes                        408       (81)    1,745      1,024
   Income (Loss) Before
     Extraordinary Losses         633       (99)    2,863      1,564
   Extraordinary Loss for
     Discontinuance of SFAS
     No. 71, net of tax            --        --        --     (2,718)
   Extraordinary Loss on
     Early Extinguishment of
     Debt, net of tax              --       (62)       --        (78)
    Net Income (Loss)         $   633   $  (161)  $ 2,863    $(1,232)

    PRELIMINARY

    January 23, 1997
                    BELLSOUTH CORPORATION
        CONSOLIDATED STATEMENTS OF INCOME (Continued)
           (In Millions, Except Per Share Amounts)

                                 For the Three
                                 Months Ended     For the Year Ended
                                 December 31,        December 31,
                                1996      1995      1996       1995
                           (unaudited)(unaudited)(unaudited)
    Weighted Average Common
     Shares Outstanding           993       993       994       993
    Dividends Declared Per
     Common Share             $   .36   $   .36   $  1.44    $ 1.41
    Earnings (Loss) Per
     Share:
    Income (Loss) Before
     Extraordinary Losses     $   .64   $  (.10)  $  2.88    $ 1.57
   Extraordinary Loss for
    Discontinuance of SFAS
    No. 71, net of tax             --        --        --     (2.73)
   Extraordinary Loss on
    Early Extinguishment of
    Debt, net of tax               --     (.06)        --      (.08)
    Earnings (Loss) Per Share $   .64   $ (.16)   $  2.88    $(1.24)

    PRELIMINARY
    January 23, 1997
                    BELLSOUTH CORPORATION
                 CONSOLIDATED BALANCE SHEETS
           (In Millions, Except Per Share Amounts)

                                    December 31,
                                        1996       December 31,
                ASSETS               (Unaudited)       1995
    Current Assets:
     Cash and cash equivalents      $   1,178       $  1,711
     Temporary cash investments            51             71
     Accounts receivable, net of
      allowance for uncollectibles
      of $180 and $171                  4,087          3,772
     Material and supplies                451            430
     Other current assets                 531            521
                                        6,298          6,505
    Investments and Advances            2,430          2,418
    Property, Plant and Equipment:
     Property, Plant and Equipment     50,059         46,869
     Accumulated Depreciation          28,234         25,777
                                       21,825         21,092
    Intangible Assets, net              1,405          1,527
    Deferred Charges and Other
     Assets                               610            338
    Total Assets                     $ 32,568       $ 31,880

    LIABILITIES AND SHAREHOLDERS' EQUITY
    Current Liabilities:
     Debt maturing within one year   $  2,124       $  2,951
     Accounts payable                   1,446          1,724
     Other current liabilities          2,871          2,715
                                        6,441          7,390
    Long-Term Debt                      8,116          7,924
    Deferred Credits and Other
     Liabilities:
     Accumulated deferred income
      taxes                             1,899          1,650
     Unamortized investment tax
      credits                             278            355
     Other liabilities and
      deferred credits                  2,585          2,736
                                        4,762          4,741
    Shareholders' Equity:
     Common stock, $1 par value         1,009          1,007
     Paid-in capital                    7,697          7,619
     Retained earnings                  5,541          4,099
     Shares held in trust
      and treasury                       (532)          (374)
     Guarantee of ESOP debt              (466)          (526)
                                       13,249         11,825
    Total Liabilities and
     Shareholders' Equity            $ 32,568       $ 31,880

    PRELIMINARY

    January 23, 1997

               BELLSOUTH FINANCIAL HIGHLIGHTS
                        SELECTED DATA
                         (UNAUDITED)
       (Dollars in Millions, Except Per Share Amounts)

                                     Three Months   Three Months
                                         Ended          Ended
                                     December 31,   December 31,
                                         1996           1995


    Earnings (Loss) per share           $  .64         $ (.16)(a)

    Return to average common
     equity (annualized)                  19.1%          (5.3%)

    Return to average total
     capital(annualized)                  13.4%          (0.2%)

    Weighted average common shares
     outstanding (millions)                993            993

    Dividends per share                 $  .36         $  .36

    Property additions                  $1,162         $  1,332



                                        At December 31,
                                        1996       1995

    Common shares outstanding
     (millions)                          991        994

    Debt ratio                          43.5%      46.7%

    Total employees                    81,241     87,571


(a) Includes the impact of an after-tax charge for work force reductions of $663 ($.67 per share) and a debt refinancing charge of $62 ($.06 per share).


    PRELIMINARY

    January 23, 1997

               BELLSOUTH FINANCIAL HIGHLIGHTS
                        SELECTED DATA
                         (UNAUDITED)
       (Dollars in Millions, Except Per Share Amounts)

                                      Year Ended     Year Ended
                                     December 31,   December 31,
                                         1996           1995


    Earnings (Loss) per share           $ 2.88(a)      $(1.24)(b)

    Return to average common
     equity                               22.4%         (9.2%)

    Return to average total
     capital                              15.0%         (2.7%)

    Weighted average common shares
     outstanding (millions)                994            993

    Dividends per share                 $ 1.44         $ 1.41

    Property additions                  $4,386         $4,092

(a) Includes an after-tax gain of $344 ($.35 per share) from sale of paging business.

(b) Includes the impact of an extraordinary charge of $2,718 ($2.73 per share) related to discontinuance of SFAS No. 71, an after-tax charge for work force reductions of $663 ($.67 per share) and debt refinancing charges of $78 ($.08 per share).

    PRELIMINARY

    January 23, 1997

             BELLSOUTH TELECOMMUNICATIONS, INC.
              CONSOLIDATED STATEMENTS OF INCOME
                        (In Millions)

                                 For the Three
                                 Months Ended     For the Year Ended
                                 December 31,        December 31,
                                1996       1995     1996       1995
                            (unaudited)(unaudited)(unaudited)
    Operating Revenues:
    Local service             $ 2,070   $ 1,875   $ 8,082   $ 7,294
    Interstate access             881       869     3,553     3,275
    Intrastate access             185       201       812       884
    Toll                          194       242       794     1,009
    Other                         386       592     1,535     2,078
 Total Operating Revenues       3,716     3,779    14,776    14,540

    Operating Expenses:
    Cost of services and
     products                   1,279     1,374     5,133     5,268
    Depreciation and
     amortization                 828       779     3,255     3,065
    Selling, general and
     administrative               760       651     2,681     2,344
    Work force reduction
     charge                        --     1,082        --     1,082

 Total Operating Expenses       2,867     3,886    11,069    11,759

    Operating Income (Loss)       849      (107)    3,707     2,781

    Interest Expense              142       148       552       573
    Other Income, net               3         7        20        27

    Income (Loss) Before
     Income Taxes and
     Extraordinary Losses         710      (248)    3,175     2,235
    Provision for Income
     Taxes                        251      (126)    1,170       818

   Income (Loss) Before
    Extraordinary Losses          459      (122)    2,005     1,417
   Extraordinary Loss for
    Discontinuance of SFAS
    No. 71, net of tax             --        --        --    (2,718)
   Extraordinary Loss on
    Early Extinguishment of
    Debt, net of tax               --      (62)        --       (78)

    Net Income (Loss)         $   459   $ (184)   $ 2,005   $(1,379)

    PRELIMINARY

    January 23, 1997

      BELLSOUTH TELECOMMUNICATIONS FINANCIAL HIGHLIGHTS
                        SELECTED DATA
                         (UNAUDITED)

                                       Three Months   Three Months
                                           Ended          Ended
                                       December 31,   December 31,
                                            1996          1995

       Property additions (millions)       $ 790          $ 959

       Access minutes of use
        (millions):
       Interstate                          17,217         15,969

       Intrastate                           5,469          4,993

       IntraLATA toll messages                231            323
        (millions)


                                        Year Ended     Year Ended
                                       December 31,   December 31,
                                            1996          1995

       Property additions (millions)       $3,232         $3,218

       Access minutes of use
        (millions):
       Interstate                          67,690         62,411

       Intrastate                          21,171         19,197

       IntraLATA toll messages
        (millions)                          1,023          1,374

                                              At December 31,
                                           1996            1995

       Debt ratio                           49.4%          51.9%

       Telephone employees                 62,425         68,585

       Network access lines in
        service (thousands)                22,135         21,133




                          SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


BELLSOUTH CORPORATION


By: /s/ W. Patrick Shannon
    W.Patrick Shannon
    Vice President, Controller
    February 6, 1997